Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

Note 28. Subsequent Events

Royalty Receivables

Royalty receivables are due from a customer in the Royalty segment, which are generally collected in the month after the calendar quarter (see Notes 5 and 8). Subsequent to the end of the reporting period, royalty receivable of $8,230 for the post-CCAA filing period was received. The Group also received the net royalty payment for the first quarter of 2024 in April 2024.